UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2012

ATLANTIC POWER CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34691	55-0886410
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Federal Street, Floor 30 Boston, MA	02110
(Address of principal executive offices)	(Zip Code)

(617) 977-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On December 11, 2012, Atlantic Power Corporation (the “Company”) issued a press release announcing it has completed an underwritten public offering, on a bought deal basis, in each of the provinces and territories of Canada, except the Province of Quebec, of Cdn$100 million aggregate principal amount of series D extendible convertible unsecured subordinated debentures (the “Debentures”).  The full text of the press release issued in connection with the announcement is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The Company received net proceeds from the Offering, after deducting the underwriting fee and expenses related to the Offering, of approximately Cdn$95.5 million.  The Company intends to use the net proceeds from the Debenture offering to fund the acquisition of all of the outstanding shares of capital stock of Ridgeline Energy Holdings, Inc. (the “Acquisition”) and to fund certain working capital commitments and acquisition expenses related to Ridgeline Energy Holdings, Inc.

The Debentures will have an initial maturity date of March 31, 2013, which will automatically be extended to December 31, 2019 upon the closing of the Acquisition. If the Acquisition does not close by March 31, 2013 (the “Initial Maturity Date”) or is earlier terminated, the Company will be required to repay the Debentures within three business days of the Initial Maturity Date. The Debentures will bear interest at a rate of 6.00% per year, and will be convertible into common shares of the Company (“Common Shares”) at an initial conversion price of Cdn$14.50 per Common Share, being a ratio of approximately 68.9655 Common Shares per Cdn$1,000 principal amount of Debentures (subject to customary adjustments).

The offer and sale of the Debentures were registered pursuant to a shelf registration statement on Form S-3 (File No. 333-183135) filed with the United States Securities and Exchange Commission (the “SEC”), under the Securities Act of 1933, as amended (the “Securities Act”) and related prospectus supplement and prospectus, and pursuant to a prospectus supplement to the Company’s short form base shelf prospectus filed with the Canadian securities regulators in each of the provinces and territories of Canada, other than Quebec.

The Debentures were issued under the Fifth Supplemental Indenture (the “Fifth Supplemental Indenture”), dated as of December 11, 2012, among the Company, Computershare Trust Company of Canada (the “Canadian Trustee”) and Computershare Trust Company, N.A. (the “U.S. Trustee”) to the Trust Indenture (the “Trust Indenture”), dated as of December 17, 2009, as subsequently amended.  The foregoing description of the Fifth Supplemental Indenture is qualified in its entirety by reference to the full text of the Fifth Supplemental Indenture, which is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference.  The foregoing description of the Debentures is qualified in its entirety by reference to the full text of the Form of the Debentures, which is attached to this Current Report on Form 8-K as Exhibit 4.2 and is incorporated herein by reference.

TD Securities and BMO Capital Markets (together, the “Joint Bookrunners”) acted as joint bookrunners with respect to the Debenture offering.  On December 3, 2012, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with the Joint Bookrunners, as the representatives of the underwriters named in such agreement (“the Underwriters”), with respect to the offer and sale by the Company of the Debentures.  The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated herein by reference.

Exhibits 1.1, 4.1, 4.2, 5.1, 5.2, 23.1, and 23.2 to this Current Report on Form 8-K are hereby incorporated by reference into the Company’s Registration Statement on Form S-3 (No. 333-183135), as amended.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may include “forward-looking statements” within the meaning of the U.S. federal securities laws and “forward-looking information”, as such term is used in Canadian securities laws (referred to as “forward-looking statements”). These forward-looking statements can generally be identified by the use of the words “outlook,” “objective,” “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “continue,” “believe,” “intend,” “anticipate,” “expect,” “target” or the negatives of these words and phrases or similar expressions that are predictions of or indicate future events or trends and which do not relate solely to present or historical matters. In particular, the Company’s intentions regarding the use of the proceeds from the Debenture offering as described above constitute forward-looking statements. Forward-looking statements reflect the Company’s current expectations regarding future events and speak only as of the date of this news release. These forward-looking statements are based on a number of assumptions which may prove to be incorrect. The intended use of proceeds from the Debenture offering may change from that described herein. The completion of the Acquisition is subject to, among other things, customary closing conditions, including payment of the total consideration and the receipt of all necessary regulatory approvals. Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. A number of factors could cause actual results to differ materially from the results discussed in the forward-looking statements, including, but not limited to, the factors discussed under “Risk factors” in the filings the Company makes from time to time with the SEC and Canadian securities regulators and as set forth in the Canadian and U.S. prospectus supplements and accompanying prospectuses. The Company’s business is both competitive and subject to various risks. Although the forward-looking statements contained in this news release are based upon what the Company believes to be reasonable assumptions, investors cannot be assured that actual results will be consistent with these forward-looking statements, and the differences may be material. Therefore, investors are urged not to place undue reliance on the Company’s forward-looking statements. These forward-looking statements are made as of the date of this news release and, except as expressly required by applicable law, the Company assumes no obligation to update or revise them to reflect new events or circumstances.

Item 9.01.	Financial Statements and Exhibits.

(d)                             Exhibits

Exhibit
Number	Description
1.1	Underwriting Agreement, dated as of December 3, 2012, between the Company and the Underwriters.

4.1	Fifth Supplemental Indenture, dated as of December 11, 2012, among the Company, the Canadian Trustee, and the U.S. Trustee.

4.2	Form of the Debentures (attached as Exhibit A to the Fifth Supplemental Indenture).

5.1	Opinion of Goodmans.

5.2	Opinion of Goodmans LLP.

23.1	Consent of Goodmans (included in Exhibit 5.1).

23.2	Consent of Goodmans LLP (included in Exhibit 5.2).

99.1	Press Release of the Company, dated December 11, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: December 11, 2012	By:	/s/ Terrence Ronan
Name: Terrence Ronan
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
1.1	Underwriting Agreement, dated as of December 3, 2012, between the Company and the Underwriters.

4.1	Fifth Supplemental Indenture, dated as of December 11, 2012, among the Company, the Canadian Trustee, and the U.S. Trustee.

4.2	Form of the Debentures (attached as Exhibit A to the Fifth Supplemental Indenture).

5.1	Opinion of Goodmans.

5.2	Opinion of Goodmans LLP.

23.1	Consent of Goodmans (included in Exhibit 5.1).

23.2	Consent of Goodmans LLP (included in Exhibit 5.2).

99.1	Press Release of the Company, dated December 11, 2012.